Investor Day Presentation

NOVEMBER 9, 2012

Forward-looking Statements

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to First PacTrust Bancorp, Inc.'s ("FPTB," "First PacTrust," the "Company," "we," "us" or "our") future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the Company's pending acquisition of The Private Bank of California ("PBOC"); (ii) the outcome of any legal proceedings that may be instituted against the Company or PBOC; (iii) the inability to complete the PBOC transaction due to the failure to satisfy such transaction's conditions to completion, including the receipt of regulatory approvals and the approval of the merger agreement by PBOC's shareholders; (iv) risks that the proposed PBOC transaction, or the Company's recently completed acquisitions of Beach Business Bank and Gateway Bancorp, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of the transactions and the amount of the costs, fees, expenses and charges related to the transactions; (v) continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; (vi) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (vii) the quality and composition of our securities portfolio; (viii) changes in general economic conditions, either nationally or in our market areas; (ix) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (x) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (xi) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (xii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (xiii) our ability to control operating costs and expenses; (xiv) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xv) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xvi) the network and computer systems on which we depend could fail or experience a security breach; (xvii) our ability to attract and retain key members of our senior management team; (xviii) costs and effects of litigation, including settlements and judgments; (xix) increased competitive pressures among financial services companies; (xx) changes in consumer spending, borrowing and saving habits; (xxi) adverse changes in the securities markets; (xxii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxiii) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxiv) inability of key third-party providers to perform their obligations to us; (xxv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxvi) war or terrorist activities; and (xxvii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Additional Information About the Proposed Merger with The Private Bank of California

The information contained in the presentation materials includes certain information regarding the proposed merger of The Private Bank of California with and into Beach Business Bank, a wholly-owned subsidiary of First PacTrust, announced on August 22, 2012. First PacTrust and The Private Bank of California will file a proxy statement/prospectus and other relevant documents with the SEC in connection with the proposed merger. Investors are advised to read the proxy statement/prospectus to be filed with the SEC in connection with the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents First PactTrust has filed with the SEC, may be obtained free of charge at the SEC's website located at www.sec.gov.

First PacTrust and The Private Bank of California and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning such participants' ownership of First PacTrust voting securities will be set forth in the proxy statement/prospectus relating to the proposed merger when it becomes available. These presentation maters do not constitute an offer of any securities for sale.

FIRST pactrust BANCORP, INC.

Timothy Chrisman

Chairman

Welcome

NOVEMBER 9, 2012

Agenda

2012 Investor Day		
9:00-10:15am	First PacTrust Bancorp - 3Q12 Earnings - Company Update - Initiatives	Steven Sugarman, CEO
10:15-10:30am	Break	
10:30-11:45am	PacTrust Bank - Strategic & Operations - Credit - Lending - Retail	Robert Franko, CEO
11:45-Noon	Break	
Noon-1:00pm	Board Panel / Q&A	Tim Chrisman, Chairman
1:00-2:00pm	Lunch	
2:00-4:00pm	Round Table Discussion	

FIRST pactrust BANCORP, INC.

Steven Sugarman

Chief Executive Officer

Investor Day Presentation

NOVEMBER 9, 2012

3Q12 Earnings

Third Quarter Results

- **Net Income of $9.5 million, and $9.2 million of net income available to common shareholders in Q3**
  - Earnings per share of $0.79
- **Non-interest income increased by $18.9 million to $19.5 million in the third quarter compared to $640 thousand for the quarter ending June 30, 2012.**
  - $12.1 million in bargain purchase gain from the acquisition of Gateway Business Bank, and $6.8 million in core mortgage banking related income
- **Non-interest Expense totaled $24.5 million in the third quarter; including $4.2 million in legal and other costs related to acquisitions and executive management severance payments**
- **Net interest margin grew by 75 bps to 4.02% compared to 3.27% for the quarter ending June 30, 2012 primarily due to:**
  - Higher yield on earning assets, 4.68% for Q3 2012 vs. 4.04% for Q2 2012; improved loan mix resulted in higher average yield on the loan portfolio
  - 12 basis points decrease in the interest-bearing liabilities cost of funds to 72 bps
- **In addition to the bargain purchase gain related to the Gateway acquisition, the company recognized $7.1 million in goodwill related to the Beach acquisition**
  - The company also recorded $4.5 and $0.7 million in CDI for Beach & Gateway respectively

FIRST pactrust BANCORP, INC.

Third Quarter 2012 – Highlights

- **Grew total assets by $555 million during the quarter to $1.67 billion**
  - Completed acquisition of Beach Business Bank on 7/2/12 and Gateway Business Bank on 8/17/12
  - Total loans grew by $479 million to $1.3 billion, and resulting in an average yield of 5.38% versus 4.63% for quarter ending 6/30/12

- **Average total deposits grew by $475 million to $1.3 billion; overall average cost of deposits were 53 bps, a 11 bps decline from the quarter ending 6/30/12**

FIRST pactrust BANCORP, INC.

Other items

Beach Acquisition

CLOSED JULY 1, 2012

- Total assets of $311 million and net income of $0.4 million for the quarter ended September 30, 2012

Gateway Acquisition

CLOSED AUGUST 17, 2012

- $12.1 million bargain purchase gain
- Mission Hills Mortgage Bankers contributed $6.8 million to non-interest income for the quarter
- Mission Hills Mortgage Bankers has originated on average $110 per month during the 3rd quarter

Summary

- **Asset growth of over $555 million in Q3; total assets exceed $1.67 billion**
  - Year-to-date growth of 67% through acquisition and organic growth
- **Closed acquisitions of Beach Business Bank and Gateway Business Bank**
- **75 basis points expansion in Net Interest Margin primarily due to improved yields on loan portfolio and reduction of average cost of funds**
- **Strong organic loan originations and De Novo deposit growth**
- **Improved ability to generate strong core earnings**
  - Mortgage banking activities produced $6.8 million in non-interest income following the acquisition of Gateway Business Bank on 8/17/12
  - New branches delivering organic funding growth

Management's Targets

- **Mission Hills Mortgage Bankers**
  - $120 Million in Originations in October
  - Target 80-90+ bps Net Profit Margin
- **$5+ Million Cost Savings in 2013**
  - $2 Million from Vendor Management
  - $3 Million from Real Estate Rationalization
- **Efficiency Ratio Target 65% by YE2013 Based on Existing Business, pro forma**

Management's Expectations

Management expects a positive impact on core earnings and operating expenses over next several quarters as First PacTrust completes its transition to an integrated, full-service commercial bank with scalable products and services.

Company Update

Strategic Plan

SCALE	INTEGRATION	MONETIZATION
• $2.5 Billion in 3 Years	• Single, integrated Commercial Bank	• Sponsor / Build scalable financial services business
• $5.0 Billion in 5 Years	• Strong, diverse cash flows	• Enhance investor liquidity
• Diverse Balance Sheet	• Attractive California Markets • Deep depositor relationships	

FIRST pactrust BANCORP, INC.

Progress to Date: Scale



San Marco
Century City
Tustin
Acquisition of FPTB
$2.3 Billion
La Jolla Branch
Gateway
Santa Monica
Beach Business Bank
The Private Bank of California
$904
$881
$863
$862
$835
$882
$929
$989
$1,083
$1,115
$1,670
$2,300
Q1
Q2
Q3
Q4
2010
Q1
Q2
Q3
Q4
2011
Q1
Q2
Q3
Pro Forma
2012

*Pro Forma Assets

Branch Footprint

November 2010 vs. Today

Branches as of November 2010

First Address Line	City	State	Zip Code
279 F St	Chula Vista	CA	91910
350 Fletcher Pkwy	El Cajon	CA	92020
5508 Balboa Ave	San Diego	CA	92111
16840 Bernardo Center Dr	San Diego	CA	92128
27425 Ynez Rd	Temecula	CA	92591
5030 Arlington Ave	Riverside	CA	92504
8200 Arlington Ave	Riverside	CA	92503
850 Lagoon Dr	Chula Vista	CA	91910

Branches Established Since November 2010

First Address Line	City	State	Zip Code
10100 Santa Monica Blvd	Los Angeles	CA	90067
18500 Von Karman Ave Ste 1100	Irvine	CA	92612
1230 Rosecrans Ave	Manhattan Beach	CA	90266
180 E Ocean Blvd	Long Beach	CA	90802
23601 Moulton Pkwy	Laguna Hills	CA	92653
18500 Von Karman Ave	Irvine	CA	92612
4146 Woodruff Ave	Lakewood	CA	90713
650 Town Center Dr	Costa Mesa	CA	92626
7877 Ivanhoe Ave	La Jolla	CA	92037
7083 Hollywood Blvd	Los Angeles	CA	90028
1880 Century Park E	Los Angeles	CA	90067
1642 W San Marcos Blvd	San Marcos	CA	92078
2635 Wilshire Blvd	Santa Monica	CA	90403
13031 Newport Ave	Tustin	CA	92780
1920 Main St	Irvine	CA	92614
18000 Studebaker Rd # 550	Cerritos	CA	90703
500 Newport Center Dr	Newport Beach	CA	92660

Current First PacTrust Footprint



Palmdale
Adelanto
Victorville
Santa Clarita
Hesperia
Apple Valley
Simi Valley
Angeles National Forest
San Bernardino National Forest
Glendale
Pasadena
San Bernardino
Ontario
Rialto
Redlands
Pomona
Riverside
Banning
Anaheim
Corona
Perris
Hemet
Garden Grove
Long Beach
Huntington Beach
Newport Beach
Temecula
Avalon
Cleveland National Forest
Oceanside
Vista
Escondido
Carlsbad
Poway
Santee
San Diego
Chula Vista
Tijuana
Playas de Rosarito
Portico de San Antonio

Source: SNL Financial
Note: Branches as of September 2012 is pro forma for announced acquisition of Private Bank of California.

FIRST pactrust BANCORP, INC.

Growth

Fastest Growing Independent U.S. Banks Year-over-Year

- First PacTrust has been successful in growing its asset base both organically as well as through opportunistic acquisitions since its recapitalization in 2010
  - Announced acquisitions of Gateway Bancorp and Beach Business in 2011; Private Bank of California in 2012
- Organic growth of ~29% largely outperforms its peer group as well as all U.S. banks with total assets between $750mm and $10bn, while total growth of over 150% makes FPTB the fastest growing U.S. bank / thrift with between $750mm and $10bn in total assets in the past year

Year over Year Asset Growth: $750mm - $10bn Total Assets


158.8%
29.1%
6.6%
8.8%
4.1%
First PacTrust
First PacTrust PF
Peer Median
Top Quartile
Median

Source: SNL Financial
Note: YoY growth is calculated for First PacTrust and First PacTrust PF as of 2012Q3. YoY growth is calculated for peer set and other U.S. banks and thrifts as of 2012Q2.

FIRST pactrust BANCORP, INC.

Integration: 2013

- **Transition from Thrift to Commercial Bank**


Enhance Team with Commercial Bank Experience
Merge Banks into single subsidiary (one charter)
Integrate systems and personnel
Realize Financial Synergies
Realize Business Synergies

FIRST pactrust BANCORP, INC.

Key Metrics

- **First PacTrust is Systematically Making Changes Necessary to Complete Transition into a Commercial Bank**

	1961-2001	2001-2011	2012+
Management	Credit Union	Thrift	Commercial Bank
Systems	Credit Union	Thrift	Commercial Bank
Charter	Credit Union	Thrift	Commercial Bank
Balance Sheet	Credit Union	Thrift	Commercial Bank
Bank Board	Credit Union	Thrift	Commercial Bank

Key Timeline

- 4Q12 – Reorganization of Management and Finance Group
- 1Q13 – Consolidate Banks Under Single Charter
- 1Q13 – Integration of Beach and PacTrust
- 2Q13 – Currently expected completion of The Private Bank of California acquisition

Key Bank Management Additions

- Robert Franko, CEO
- Lonny Robinson, CFO
- David Misch, CRO*
- Craig Naselow, Treasurer and CIO
- Richard Smith, Private Banking*
- Nick Zappia, Business Banking*
- Melissa Rickabaugh, BSA
- Melissa Lanfre, Finance

*Subject to completion of PBOC acquisition

FIRST pactrust BANCORP, INC.

Diversification of Balance Sheet

Diversification of Loan & Deposit Mix Since Recapitalization

($ in millions)

Loan Portfolio



2010 Q4
Multifamily 4.0%
CRE 7.3%
C&I/SBA 0.1%
Residential Mortgage 88.6%

Total Loans & Leases: $688



2012 Q3 Pro Forma
Other Loans 1%
CRE - Owner Occupied 6%
Multifamily 7%
Consumer Loans 1%
C&I/SBA 13%
Residential Mortgage 54%

Total Loans & Leases: $1,446

- **Beach Business:** Builds PacTrust's C&I and SBA lending capabilities
- **Gateway:** Added attractive mortgage origination platform
- **Private Bank:** Access to private banking, small/middle market and entertainment-based lending

Deposit Composition



2010 Q4
Jumbo Time (> 100) 5.7%
Transaction 8.7%
MMDA & Savings 37.0%
Retail Time (< 100) 48.6%

Total Deposits: $685



2012 Q3 Pro Forma
Transaction 27.2%
MMDA & Savings 35.6%
Retail Time (< 100) 26.7%
Jumbo Time (> 100) 10.4%

Total Deposits: $1,926

- Meaningful shift towards low-cost deposit base
- Shifted deposit mix from higher-cost CD's towards lower cost transaction deposits
- Average cost of deposits have dropped from 0.96% in 2010 Q4 to .72% in 2012 Q3

Source: SNL Financial
Note: Financials pro forma for announced acquisition of Private Bank of California (projected close in Q2 2013).

FIRST pactrust BANCORP, INC.

Initiatives

Strategic Initiatives

- M&A
- The Palisades Group
- SFR Mortgage
  - Wholesale to Retail
  - Portfolio to For Sale
- Team Lift-Outs
  - C&I Team, CRE, SBA, Warehouse, Servicing, Other

M&A: A Core Competency

Richard Herrin, EVP, Strategic Initiatives

Gateway Business Bank Example

- $15.5 million purchase price
- Realized profits to exceed purchase price by 12/31/12 (less than 5 months after financial close)
- No integration surprises

Richard Herrin

Strategic Initiatives

M&A: A Core Competency

Gateway Business Bank Example

Timeline of Gateway Acquisition

Lead Manager		Sugarman
Team Leader	Mortgage	Seabold
	Integration/Operations	Herrin
	Regulatory	Mitchell
	Legal	Sugarman

We were protected from delay with profits remaining in business.

2011 | **2012**

Nov 10
- SPC[1] identify and diligence (pass)

Apr 11
- SPC - Tracked deal & decide to bid

May 11
- Deal announcement
- $17.5mm Deal Price

Jun – Nov 11
- Integration planning & Conversion teams set for process underway

Nov 11
- Target Closing Regulatory Approval Delay

May 12 – Aug 12
- Regulatory Approvals

Aug 12
- Close deal
- $15.5mm Revised Deal Price

*Strategic Planning Committee – BANC Board of Directors Strategic Planning Committee

Bid Process

Description	GBB	BBBC	PBOC
	Responsible Party		
Lead Deal Manager	Sugarman	Sugarman	Sugarman
Attorney	Wachtell	Wachtell	Wachtell
FAS 141R	Marshall & Stevens	Marshall & Stevens	Marshall & Stevens
Diligence Lead	Herrin	Herrin	Herrin
Credit Review	Bonaccorso	Bonaccorso	Bonaccorso
Deposit Review	Anderson	Anderson	Anderson
C&I Review	Matt Bonaccorso	Matt Bonaccorso	Franko
SFR Review	Seabold & Domingo	N/A	N/A
Portfolio Review	Liu	Liu	Vadalma
Management / Regulatory Lead	Mitchell	Mitchell	Franko
LOI to Definitive Agreement	**2-3 weeks**	**8 weeks**	**3 weeks**

Merger & Acquisition Framework

Wholistic Integration Planning model

Contains 22 distinct categories – Covering 13 Business Areas

1088 varied inputs for extensive document gathering & planning process

	Task #		Task	Due Date	plete	ed Date	Responsible	Comments
1	1		**EXECUTIVE PLANNING**					
2	1a	0	***Acquisition Executive Planning***					
3	1a	2	Identify Legal Acquisition date	06/01/12	100%	06/01/12	EMC	Will be 8/20/12
4	1a	3	Determine Bank Name	08/01/11	100%	07/25/11	EMC	Will be Pacific Trust Bank
5	1a	4	Identify how Acquired Bank will be merged into Bank	08/01/11	100%	07/25/11	EMC	
6	1a	5	Apply for Regulatory Approval/Charter	08/01/11	100%	07/25/11	Herrin	Submitted
7	1a	6	File Legal Notices	08/01/11	100%	07/25/11	EMC	
8	1a	7	Determine Consolidation Plan	08/01/11	100%	07/25/11	EMC	
9	1a	8	Determine plan for closing/consolidating branch if applicable	08/01/11	100%	07/25/11	EMC	No branches will be closed or consolidated
10	1a	9	Identify Systems Merger date	08/01/11	100%	07/25/11	Herrin	Monday 12/12/11 has been established with Fiserv; moved then to 1/23
11	1a	10	Receive shareholder approval if applicable	08/01/11	n/a	n/a		Not required
12	1a	11	Publish Press Release	08/01/11	100%	07/25/11	Mitchell	
13	1a	12	Consider customer letter on merger / acquisition	08/01/11	n/a	n/a	EMC	Decided not to send initial
14	1b	0	***Employee Communication and Decisioning***					
15	1b	1	Obtain and analyze a detailed listing of all employees, broken out by function, responsibility, job title, compensation, performance ratings, to consider appropriate future staffing levels.	08/01/11	100%	07/25/11	EMC	
16	1b	2	Determine Acquired Board Appointed Officers and/or Board Members members to be elected	10/15/11	100%	09/28/11	EMC	
17	1b	4	Hold preliminary meeting with staff attempting to be on site at as many locations as possible	08/01/11	100%	07/25/11	Mitchell, Herrin	
18	1b	5	Begin Staff interviews and have final staffing plan	10/31/11	100%	10/25/11	EMC	To be communicated at close
19	1b	6	Set date for second employee meetings on benefits going forward and effective dates	08/20/12	n/a	n/a	Herrin / Dang	
20	1b	8	Distribute 1st Employee Q&A	09/30/11	100%	09/15/11	Herrin	
21	1c	0	***Project Planning and Execution***					

- Map it
- Policies & Procedures
- Organization Plan / Retention
- Marketing Branding Items
- Weekend Conversion
- Error Tracking
- Compliance Monitoring
- Book & Records
- Fair Market Accounting
- Success

FIRST pactrust BANCORP, INC.

Generating Key Metrics ($ in Millions)

	At Announcement		At Close
P&L Impact	• Projecting $3.0+ million of annual earnings contribution from new entity	✓	$3 Million a Quarter, not Annual
	• Moderate cost savings assumptions and no revenue synergies	✓	15 FTE Reduction, consolidated corporate headquarters
	• One-time deal related expenses of $1.25 million, pre-tax	✗	Closing took longer than expected with additional costs incurred
Consideration Structure	Total consideration of up to $17.0 million divided as follows:	✓	Closed for $15.5 million
	• Up to $14.5 million initial consideration for shareholders, payable at closing	✓	Resulting in a $12.1 million bargain purchase gain.
	• $2.5 million in escrow for up to 36 months to cover potential mortgage repurchase risk	✓	Waived due to lower purchase price and higher bargain purchase gain
Other Considerations	• Deal assumptions include $2.9 million contingent liability for extra coverage on potential mortgage repurchase risk	✓	Value from contingent liabilities within/under estimates

MHMB Originations and Revenue by Month

During escrow and following close, we facilitated increase production and revenues



Origination
$ in Millions
Revenue
$350
$300
$250
$200
$150
$100
$50
$0
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Q2 - 2011
Q3 - 2011
Q4 - 2011
Q1 - 2012
Q2 - 2012
Q3 - 2012
Originations
Revenue

Bank Acquisitions

('000's)

(Data as of June 30, 2012)	Total Assets	Total Loans
Beach Business Bank	$311,945	$241,185
Gateway Business Bank	$181,440	$127,860
TOTAL	**$493,385**	**$369,045**

('000's)

Mission Hills Mortgage Bankers	9/30/2012	9/30/2011	Variance
Total Originations	$818,321	$556,300	47%
Total Originations (Units):	3,944	2,616	51%
Average Loan Amount	$207,485	$212,653	-2%

- Total originations for MHMB increased 47% year over year for YTD through 3Q12.
- Bargain purchase gain of over 75% of purchase price
- Pay back period less than 6 months from closing

Creating Value through M&A

Elements We Need To Be Successful	
Financially and strategically compelling	Responsive to seller needs
Expands capabilities and product suite	Legal protections for financial, strategic and regulatory changes
Ability to grow with economics of scale	Near-term earnings, impact
Meet operational and compliance challenges • No downtime, trade breaks • Number of dependents at announce, number of dependents at close	Regulatory Approval

FIRST pactrust BANCORP, INC.

FIRST pactrust BANCORP, INC.™

David R. Misch

CEO, The Private Bank of California

Investor Day Presentation

NOVEMBER 9, 2012

Background

- **Founded in 2005**
- **Roots in West LA**
- **Three Business Lines**
  - Private Banking
  - Business Banking
  - Entertainment
- **Service Model**
  - Know You and Your Business ("Your Money. Your Business. Your Bank.")
  - Tailored Solutions
  - Single Point of Contact with Team Support

Results*

• Total Assets	$685 MM
• Total Deposits	$580 MM
• DDA Plus NOW	$288 MM
• Overall Cost of Funds	< 25 BPS
• Loan / Deposit Ratio	< 60%
• Strong Credit Metrics	

* Financial results, as of September 30, 2012.

Why This Makes Sense for The Private Bank and First PacTrust:

- Scale
- Broader Products
- Career Paths and Earnings Potential
- Culture and Strategic Fit

Risk Management Approach

- Strategic Alignment
- Clear, Well-Defined Parameters
- Risk / Return Mentality
- Accountability
- People, People, People

BOTTOM LINE: Risk as Conscience; Risk as Partner

California Market Share

First PacTrust Peer Group | 2012 Deposit Ranking

($ in millions)

		California Market				Total	
Institution	HQ City	Branches	Deposits	Mkt. Shr.	Rank	Assets	Deposits
CVB Financial Corp.	Ontario	46	$ 4,711	0.50 %	19	$ 6,513	$ 4,711
PacWest Bancorp	Los Angeles	66	4,630	0.49	20	5,398	4,672
Westamerica Bancorp.	San Rafael	95	4,211	0.44	21	4,908	4,211
Farmers & Merchants Bank of Long Beach	Long Beach	21	3,484	0.37	22	4,780	3,484
Luther Burbank Corp.	Santa Rosa	8	3,216	0.34	25	3,655	3,216
Mechanics Bank	Richmond	31	2,627	0.28	27	3,087	2,627
Community Bank	Pasadena	19	2,078	0.22	32	2,793	2,078
First PacTrust Bancorp Inc.	**Irvine**	**25**	**$ 1,926**	**0.20 %**	**36**	**$ 2,349**	**$ 1,926**
First California Financial Group Inc.	Westlake Village	18	1,685	0.18	38	2,117	1,685
Grandpoint Capital Inc.	Los Angeles	21	1,477	0.16	46	2,397	2,082
Opus Bank	Irvine	36	1,140	0.12	54	2,648	2,018
Market Total		**7,325**	**$ 951,021**	**100.00 %**			

Source: SNL Financial data as of 30-June-2012; First PacTrust shown as of 2012 Q3
Note: All financials are pro forma for both pending and completed transactions.

FIRST pactrust BANCORP, INC.

Today's Takeaways

1. 1Q13 Application to Change Charter
2. 2Q13 PBOC Closing
3. Strong profitability from Mission Hills Mortgage Bankers
4. Target $5 Million of Increased P/L in 2013 from Cost Saves and Rationalization
5. Efficiency Ratio Target 65% by FYE2013
6. Complete Transition to Commercial Bank
7. $2.5+ Billion Commercial Bank by FYE 2013

Management expects a positive impact on core earnings and operating expenses over next several quarters as First PacTrust completes its transition to an integrated, full-service commercial bank with scalable products and services.

Q&A

Robert Franko

President

Investor Day Presentation

NOVEMBER 9, 2012

History in the Making



Credit Union — $200 MM



Thrift — $1 B



Commercial Bank — $2.3 B

Choice of Charter

PacTrust Bank

OCC Thrift Charter

Business Beach Bank

DFI – FDIC Charter

The Private Bank of California

DFI – FDIC Charter

Single Commercial Bank Charter

CHOICE OF:

OCC Commercial Bank

DFI – FDIC

DFI – Federal Reserve

Goals for 2013

Commercial Bank Transition

- **Single Charter**
- **Rationalize Cost Structure**
  - Target 65% Efficiency Ratio
  - Best Athlete Philosophy
  - Appropriate Headcount in Each Area
  - Focus Our Real Estate Strategy
  - Make Efficient Use of Technology
- **Relationship-Focused Business**
  - Build True Franchise Value with Recurring Business
  - Improve Our Core Deposit Mix
  - Build a Core C&I Loan Portfolio
  - Build a Skilled Officer Corps

Any Questions?

Gaylin D. Anderson

Chief Retail Banking Officer, PacTrust Bank

Consumer Bank

NOVEMBER 9, 2012

Increasing Strength of Deposit Franchise

- Significant progress transitioning deposit base to commercial bank
- PacTrust Bank – From Jan 2011 transaction balances improved from 42% to 55%
- PacTrust Bank – $1.076 billion with 55% in transaction accounts
- Beach Business Bank – $257 Million with 88% in transaction accounts
- Private Bank of California – $542 Million with 93% transaction accounts
- Deposit base $1.9 billion, pro forma



$ In Millions
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,076
$134
$209
$106
$627
$257
$95
$109
$45
$12
$542
$295
$1
$209
$38
$1,879
$523
$319
$360
$677
63% Transaction
37% CD
PacTrust Bank
Beach Business Bank
Private Bank of CA
Combined
Checking
Savings
Money Market
CD

*Pro forma w/PBOC

FIRST pactrust BANCORP, INC.

Cost of Deposits – WAR

- Consolidated cost of deposits: 0.43%
  - PacTrust 0.56%
  - Beach 0.47%
  - PBOC 0.16%

Since Jan 2011, the bank has reduced overall cost by .18 bps resulting in interest expense savings over $1.9 million dollars.


0.600%
0.500%
0.400%
0.300%
0.200%
0.100%
0.000%
0.56%
0.47%
0.16%
0.43%
Pac Trust Bank
Beach Business Bank
Private Bank of CA
Combined (pro forma)

Increasing Number and Size of Accounts

- Deposit franchise includes over 48,000 accounts, 82% transaction
  - At PacTrust the average account size has doubled to $6196 in consumer and $25,191 for Business
  - PacTrust added 4,055 checking accounts in the last 21 months of which 883 are Business and 3172 Consumer



60,000
50,000
40,000
30,000
20,000
10,000
0
15,999
14,761
1,539
8,381
1,808
889
366
80
3,053
54
110
1,031
20,860
15,704
2,936
8,571
Pac Trust Bank
Beach Business Bank
Private Bank of CA
Combined
CD
Money Market
Savings
Checking

FIRST pactrust BANCORP, INC.

Growing Fee Income

- Projected combined $1.9 million in service charge fee income for 2012 (pro forma)
  - Increase of over 15% over 2010 for PacTrust
  - PacTrust debit card revenue projected at $545 thousand - 35% increase over 2011



$ In Thousands
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,528
$545
$148
$15
$252
$52
$1,928
$612
Pac Trust Bank
Beach Business Bank
Private Bank of CA
Combined
Total Service Fees
Debit Card Fee

Growing Fee Income – Loan Referrals

- Initiated Beta test and roll-out of lending products in retail branches in Sept 2012.
- Highly successful:
  - $32 million of SFR mortgage volume
  - $8 million of C&I volume
  - $13 million of CRE
  - Mortgage and CRE roll out to BBB & PBOC soon



$ In Millions
$35
$30
$25
$20
$15
$10
$5
$0
$32
$8
$13
Loan Amount
Mortgage
C&I
Commercial

FIRST pactrust BANCORP, INC.

Building the Platform (Distribution)

Jan | June | December | June | December | June

2011 | 2012 | 2013

8 locations
- Primarily San Diego and Riverside

10 locations
- Feb 2011 – opened La Jolla branch
- Jun 2011 – opened San Marcos branch

11 locations
- Oct 2011 – opened Century City branch

13 locations
- Mar 2012 – opened Santa Monica and Tustin branch

17 locations
- Aug 2012 – acquired GBB, adding Laguna Hills and Lakewood branches
- Sep 2012 – opened Newport Beach
- Dec 2012 – potential opening in Pasadena

24 locations
- Potential Irvine branch opening
- BBB – 3 offices
- PBOC – 4 private bank locations

- 6 De Novo branches – total deposits $140 million
- 2013 – 4 new branches planned – 27 Total Locations
- 2013 – PBOC – addition of Private Bank model

FIRST pactrust BANCORP, INC.

Building the Platform (Product-Technology)

11 Product/Service Categories	28 Product/Service Categories	44 Product/Service Categories
2011	2012	2013

- Nov 2011 – Rebuilt Consumer/Business Deposit Products
- Feb 2012 - Consumer Online Banking Enhancement
- Mar 2012 – Correspondent Banking
- Apr 2012 – Enhanced Person-to-Person Payments – POP Money
- Aug 2012 – Enhanced Consumer Portfolio Lending
- Sep 2012 – SBA and C&I Lending (BBB acquisition)
- Sep 2012 – Extended Call Center Hours
- Sep 2012 – Equipment Leasing
- Oct 2012 – Full-service Mortgage Lending (GBB acquisition)

Chang Liu

Chief Lending Officer, PacTrust Bank

Lending

NOVEMBER 9, 2012

First PacTrust Loan Portfolio



January 1, 2011
Multifamily 4.0%
C&I/SBA 0.1%
CRE 7.3%
Residential Mortgage 88.6%

Thrift to Commercial Bank



FPTB & PBOC
Other Loans 1%
CRE - Owner Occupied 6%
Consumer Loans 1%
Multifamily 7%
C&I/SBA 13%
Residential Mortgage 54%
CRE - Investors 18%

('000's)	1/1/2011
Residential Mortgage	$602,596
CRE - Investor	$49,613
Multifamily	$27,033
C&I/SBA	$529
CRE - Owner Occupied	$0
Other Loans	$0
Consumer Loans	$168
TOTAL	$679,939

('000's)	Pro Forma FPTB (including PBOC)
Residential Mortgage	$899,762
CRE - Investor	$289,733
C&I/SBA	$216,255
Multifamily	$114,751
CRE - Owner Occupied	$104,000
Other Loans	$17,289
Consumer Loans	$10,690
TOTAL	$1,652,480

FIRST pactrust BANCORP, INC.

Source of Growth


('000's)
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Initial PacTrust Bank
Initial PacTrust Bank
Organic Growth
Purchased Loans
Acquisition - Beach
Acquisition - Gateway
Acquisition - PBOC
Jan 2011
Sep 2012

- Total loans increased over 100% with PBOC from January 1, 2011 to September 30, 2012
- One third of the increase is due to organic growth
- More than half of the increase is due to acquisition of Beach Business Bank and Gateway Business Bank

*Pro forma with PBOC

CRE Portfolio: Organic Build


$2.4 Billion
Reviewed
$190 Million
Termsheet
$103 Million
Closed

Anticipate YE 2012 funding of $160 million

2011

- 2011 YE funding totaled $91.5 million

2012

- CRE September 2012 YTD funding totals $103.9 million
- Currently we have 21 term sheets issued totaling $84.2 million in the pipeline

Multifamily Portfolio: Purchased

Total Balance	$76,444,000
Total # of loans	63
Average loan size	$1,213,397
WAC*	5.04%
WAM	08/26/23
Stressed DSCR**	1.63x
Average LTV	54%

*Net of discount/premium
**Based on 6.5% interest rate and 25-year amortization schedule.

- Total apartment loan portfolio purchase of $76.4M comprised of 63 loans.
- Weighted average coupon of 5.04% vs. current market rate of 4% or lower.
- Strong average DSCR
- Conservative LTV
- Favorable geographical concentration in California (46 loans or 73% of total), 10% in Washington, 5% in Texas and less than 3% each in Colorado, New Mexico, Nevada, Oregon, and Utah.

Peer Bank Comparison



('000's)
Consumer Loans
Other loans
Residential Mortgage
Multifamily
CRE - Owner Occupied
CRE - Investor
C&I/SBA
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
First PacTrust Bancorp*
Pacific Mercantile Bank
First California Bank
California United Bank

('Million's)	First PacTrust Bancorp*	Pacific Mercantile Bank	First California Bank	California United Bank
Headquarters	Irvine, CA	Costa Mesa, CA	Westlake Village, CA	Encino
Locations	16	7	17	9
Total Assets	$2,349	$1,096	$1,994	$1,264
Residential Mortgage	$900	$263	$244	$75
CRE - Investor	$290	$157	$359	$267
C&I/SBA	$216	$193	$176	$231
Multifamily	$115	$77	$225	$23
CRE - Owner Occupied	$104	$133	$167	$176
Other loans	$17	$0	$1	$11
Consumer Loans	$11	$22	$3	$8
Total Loans	$1,652	$845	$1,174	$792

*First PacTrust Bancorp data Includes BBB and PBOC. First PacTrust Bancorp locations do not include 22 mortgage offices. All data as of 9/30/12.

FIRST pactrust BANCORP, INC.

Matt Bonaccorso

Chief Credit Officer, PacTrust Bank

Credit Risk Management

NOVEMBER 9, 2012

Credit Risk Management

2010	2011	2012
New management and initial capital	Began origination on CRE and resumed SFR lending during 2011	Bank began to offer small commercial leasing credits and other C&I credits, including SBA.

Going forward, the focus for the Credit Risk Management Group will be the following:

- **Complete the build out of a scalable operation and systems supporting the lending function.**
- **We will accommodate a wide array of commercial bank lending products in support of our customer relationships**
- **We will maintain a safe, well underwritten and profitable portfolio.**

Portfolio Pro forma 9/30/12

Loan Type	PRO FORMA TOTALS Balance	% Tot
COMMERCIAL		
Commercial and Industrial	$ 210,519,625	12.69%
Commercial Real Estate	435,114,516	26.24%
Multifamily	98,085,124	5.91%
SBA	128,265,578	7.73%
Other	11,114,116	0.67%
Commercial Total:	**$ 883,098,960**	**53.25%**
CONSUMER		
1-4 Family	$ 758,521,639	45.74%
Consumer	16,693,378	1.01%
Consumer Total:	**775,215,018**	**46.75%**
TOTAL:	**$ 1,658,313,978**	

FIRST pactrust BANCORP, INC.

Portfolio Delinquency Summary 9/30/12

	Total Delinquencies (60+)			
	Count	% Total	Balance	% Total
COMMERCIAL				
Commercial and Industrial	6	0.13%	$ 201,812	0.02%
Commercial Real Estate	4	0.09%	1,100,702	0.08%
Multifamily	0		0	
SBA	11	0.24%	7,767,663	0.59%
Other	0		0	
Commercial Total:	**21**	**0.47%**	**$ 9,070,177**	**0.68%**
CONSUMER				
1-4 Family	21	0.47%	$ 5,152,974	0.39%
Consumer	2	0.04%	2,861	0.00%
Consumer Total:	**23**	**0.51%**	**$ 5,155,834**	**0.39%**
Delinquency Total:	**44**	**0.98%**	**$ 14,226,012**	**1.07%**
9/30/2012 PORTFOLIO:	**4,502**		**$ 1,326,468,978**	

FIRST pactrust BANCORP, INC.

Residential Loan Portfolio PTB Organic

	Count	UPB	% of UPB
Performing	997	$ 556,296,614	99.47%
60+ Days Delinquent	9	2,940,276	0.53%
	1006	$ 559,236,890	100%

Top 10 Cities				
City	**Count**	**Principal**	**Avg Principal**	**WA LTV**
San Diego	382	168,323,919	440,639	76%
La Jolla	73	93,370,763	1,279,052	58%
Coronado	35	35,662,400	1,018,926	67%
Los Angeles	32	33,439,686	1,044,990	66%
Rancho Santa Fe	18	21,241,501	1,180,083	66%
Chula Vista	66	14,493,479	219,598	85%
Del Mar	11	9,726,818	884,256	43%
Carlsbad	16	8,596,693	537,293	80%
Encinitas	13	8,535,361	656,566	64%
Malibu	4	7,851,329	1,962,832	43%

Overview

- 1006 Loans
- 559,236,890 Unpaid Principal Balance (UPB)
- 555,901 Average UPB
- 735 Average FICO
- 54% Original LTV
- 73% Current LTV
- <1% 60+ Delinquencies
- 86% Owner Occupied
- 9 Loans 60+ Days Past Due
- 98% ARM

OREO – Bancorp and Bank (PTB)

- **As of September 30, 2012, OREO balances totaled $8.7 million**
  - Pacific Trust Bank holds 7 OREO Assets including 5 Single Family homes and 2 assets secured by Land with an aggregate value of $2.8 Million, representing 32% of total OREO.
  - Bancorp holds 5 OREO assets including 1 Multifamily Residence and 4 assets secured by land with an aggregate value of $5.9 Million, representing 68% of total OREO.
- **All OREO is carried at levels no greater than 91% of the recent appraisal value.**

FIRST pactrust BANCORP, INC.

Panel Discussion

Investor Day Presentation

NOVEMBER 9, 2012